UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event report) November 8, 2007

                              Speedemissions, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

             000-49688                                    33-0961488
             ---------                                    ----------
      (Commission File Number)                 (IRS Employer Identification No.)


1015 Tyrone Road, Suite 220, Tyrone, Georgia                       30290
--------------------------------------------                       -----
         (Address of principal executive offices)                (Zip Code)

                                 (770) 306-7667
                                 --------------
              (Registrant's telephone number, including area code)

                                       n/a
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

             On November 8, 2007, the Company issued a press release regarding the opening of its new store in Houston, Texas. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 8, 2007                           Speedemissions, Inc.,
                                                    a Florida corporation



                                                    /s/ Richard A. Parlontieri
                                                    By: Richard A. Parlontieri
                                                    Its:  President